NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT OR LAWS, THE RULES AND REGULATIONS THEREUNDER OR THE PROVISIONS OF THIS WARRANT.

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF ARE SUBJECT TO A STOCKHOLDERS AGREEMENT (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY). NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THIS WARRANT OR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH STOCKHOLDERS AGREEMENT. THE HOLDER OF THIS WARRANT AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH STOCKHOLDERS AGREEMENT.

No. of Shares of Common Stock:  ____________________


                                 FORM OF WARRANT

                           TO PURCHASE COMMON STOCK OF

                                 CLUBCORP, INC.

          THIS IS TO CERTIFY THAT _________________, or registered assigns, is entitled at any time prior to the Expiration Date (as hereinafter defined), to purchase from CLUBCORP, INC., a Delaware corporation (the "Company"), _______________ (________) shares of Common Stock (as hereinafter defined and subject to adjustment as provided herein), in whole or in part, including fractional parts, at a purchase price of $17.00 per share (subject to adjustment as set forth herein), all on the terms and conditions and pursuant to the provisions hereinafter set forth.


                                   ARTICLE 1.

                                  Defined Terms

          SECTION 1.1 Definitions.Capitalized terms used and not defined herein shall have the meanings assigned to them in the Stock Purchase Agreement. As used herein, the following terms shall have the following meanings:

          "Affiliate" means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such specified Person, for so long as such Person remains so associated to the specified Person.

          "Board"  means  the  Board  of  Directors  of  the  Company.

          "Business Day" means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in The City of New York or Dallas, Texas.

          "Cashless Exercise Ratio" means a fraction, the numerator of which is the excess of the Market Value per share of Common Stock on the date of exercise over the Exercise Price per share as of the date of exercise and the denominator of which is the Market Value per share of the Common Stock on the date of exercise.

          "Common Stock" means the common stock, par value $.01 per share, of the Company, together with any other equity securities that may be issued by the Company in substitution therefor.

          "control" (including the terms "controlled by" and "under common control with"), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise.

          "Exchange  Act" means the Securities Exchange Act of 1934, as amended.

          "Exercise Price" means, at any date herein, the price at which a share of Common Stock may be purchased pursuant to this Warrant on such date. On the date of original issuance of this Warrant, the Exercise Price is $17.00 per share of Common Stock.

          "Expiration  Date"  means  the  tenth anniversary of the Closing Date.

          "Group" shall have the meaning assigned to it in Section 13(d)(3) of the Exchange Act.

          "Holder" means the duly registered holder of this Warrant under the terms hereof.

          "Independent Investment Banking Firm" means an investment banking firm of nationally recognized standing that is, in the reasonable judgment of the Person engaging such firm, qualified to perform the task for which it has been engaged.

          "Majority Holders" shall mean the Holders of Warrants exercisable for in excess of 50% of the aggregate number of shares of Common Stock then purchasable upon exercise of all Warrants, whether or not then exercisable.

          "Market Value" means, (a) with respect to capital stock or other equity securities, the last reported sales price on the date of determination or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case (i) on the principal national securities exchange on which the shares of such capital stock or other equity interest are listed or to which such shares are admitted for trading or
(ii) if such capital stock or other equity interest is not listed or admitted for trading on a national securities exchange, in the over-the-counter market as reported by the National Association of Securities Dealers, Inc. National Market System ("NASDAQ") or any comparable system, or (iii) if such capital stock or other equity interest is not listed on NASDAQ or a comparable system, as furnished by two members of the National Association of Securities Dealers, Inc. ("NASD") selected from time to time in good faith by the Board for that purpose; provided, however, that with respect only to the Common Stock, so long as the Purchasers shall have consent rights under Section 5.3 of the Stockholders Agreement, in lieu of the foregoing provision of this clause (iii), the Market Value of the Common Stock shall be the most recently determined Formula Price as approved pursuant to Section 5.3(xvi) of the Stockholders Agreement, unless the Company or the Purchasers object to the use of the Formula Price, in which case, the Market Value shall be determined in accordance with the following sentence. In the absence of all of the foregoing, or if for any other reason the Market Value per share cannot be determined pursuant to the foregoing provisions or if the consideration to be received by the holders of Common Stock consists of evidences of indebtedness, other property, warrants, options or subscription of purchase rights, the Market Value shall be the fair market value thereof as determined by an Independent Investment Banking Firm selected by the Purchasers and reasonably acceptable to the Company. The Company shall bear the fees and expenses of any Independent Investment Banking Firm involved in the determination of Market Value. Any determination of the Market Value of the Common Stock by an Independent Investment Banking Firm shall be made on the basis of a public market valuation of the Company without any control premium. For the purpose of any computation of Market Value under Article 3 and Section 2.5, the "Market Value" per share of Common Stock (in cases where the Market Value is determined based on a trading price in accordance with clauses (i) through (iii) above) at any date shall be (x) for purposes of Section 2.5, the last reported sales price on the Business Day immediately prior to the date of the exercise of this Warrant pursuant to Article 2 and (y) for purposes of
Article 3, the average of the last reported sales prices for the shorter of (i) the 5 consecutive trading days ending seven trading days on the exchange or market specified in the second succeeding sentence prior to the Time of Determination (as defined below) and (ii) the period commencing on the date next succeeding the first public announcement of the issuance, sale, distribution or granting in question through such last full trading day prior to the Time of Determination. For purposes of any computation under Article 3 and Section 2.5, the "Market Value" per share of Common Stock, if determined by reference to the Formula Price, shall be calculated based on the most recently determined Formula Price. The term "Time of Determination" as used herein shall be the time and date of the earlier to occur of (A) the date as of which the Market Value is to be computed and (B) the last full trading day on such exchange or market before the commencement of "ex-dividend" trading in the Common Stock relating to the event giving rise to the adjustment required by Article 3.

          "Person" means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivisions thereof or any Group comprised of two or more of the foregoing.

          "Purchasers" means collectively, Cypress Merchant Banking Partners L.P., a Delaware limited partnership, Cypress Offshore Partners L.P., a Cayman Islands exempt limited partnership, Cypress Merchant Banking Partners II L.P., a Delaware limited partnership, Cypress Merchant Banking Partners II C.V., a "commanditaire vennootschap" in accordance with Netherlands Law, and 55th Street Partners II L.P., a Delaware limited partnership.

          "SEC"  means  the  U.S.  Securities  and  Exchange  Commission.

          "Securities  Act"  means  the  Securities  Act  of  1933,  as amended.

          "Stock Purchase Agreement" means the Stock Purchase Agreement, dated as of October 26, 1999, among the Robert Dedman Trust #1, the Robert Dedman Trust #2, The Dedman Foundation, The Robert and Nancy Dedman Foundation, the Company and the Purchasers.

          "Stockholders Agreement" means the Stockholders Agreement, dated as of __________ __, 1999, by and among Robert H. Dedman, Sr., Patricia Dedman Dietz, Robert H. Dedman, Jr., the Robert Dedman Trust #1, the Robert Dedman Trust #2, the Nancy Dedman Trust #1, the Nancy Dedman Trust #2, The Dedman Foundation, The Robert and Nancy Dedman Foundation, the Purchasers and the Company, as the same may be amended from time to time.

          "Warrant Shares" means the shares of Common Stock of the Company received, or issued and received, as the case may be, upon exercise of the Warrants.

          "Warrants" means this Warrant, and the warrants issued to the other Purchasers on the date hereof and all warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.


                                   ARTICLE 2.

                                 Exercise Terms

          SECTION 2.1 Exercise Periods. At any time from and after the date of this Warrant and until 5:00 p.m., New York City time, on the Expiration Date, the Holder may exercise this Warrant, on any Business Day, for all or any part of the number of shares of Common Stock purchasable hereunder.

          SECTION 2.2 Expiration. This Warrant shall terminate and become void as of the earlier of (i) 5:00 p.m., New York City time, on the Expiration Date and (ii) the time and date this Warrant is exercised. The Company shall give notice not less than 90, and not more than 120, days prior to the Expiration Date to the Holder hereof to the effect that this Warrant will terminate and become void as of the close of business on the Expiration Date. This Warrant shall terminate and become void after the Expiration Date, notwithstanding the Company's failure to give such notice.

          SECTION 2.3 Manner of Exercise. (a) In order to exercise this Warrant, in whole or in part, Holder shall deliver to the Company at its principal office at 3030 LBJ Freeway, Suite 700, Dallas, Texas 75234 or at the office or agency designated by the Company pursuant to Article 6, (i) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased and shall be substantially in the form of the subscription form appearing at the end of this Warrant as Exhibit A,
(ii) payment of the Exercise Price for the number of Warrant Shares in respect of which such Warrant is then exercised; provided, that no such payment need be delivered if the Holder elects to exercise the Warrant pursuant to the Cashless Exercise provided in subsection (b) below, and (iii) this Warrant. Payment of the Exercise Price shall be made in cash or by certified or official bank check payable to the order of the Company or by wire transfer of funds to an account designated by the Company for such purpose. The rights represented by this Warrant shall be exercisable at the election of the Holders thereof either in full at any time or in part from time to time and, in the event that this Warrant is surrendered for exercise in respect of less than all the Warrant Shares purchasable on such exercise at any time prior to the Expiration Date, the Company shall, at the time of delivery of the certificate or certificates representing the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or at the request of the Holder, appropriate notation may be made on this Warrant and the same returned to the Holder.

          (b) In lieu of payment of the Exercise Price in cash, at the option of the Holder, as indicated on the subscription form appearing at the end of this Warrant as Exhibit A, the Holder may demand that the Company reduce the number of shares of Common Stock to be delivered to such Holder upon exercise of the Warrants then being exercised so that the Holder receives a number of shares of Common Stock equal to the product of (1) the number of shares of Common Stock for which such Warrant would otherwise then be nominally exercised if payment of the Exercise Price as of the date of exercise were being made in cash and (2) the Cashless Exercise Ratio. An exercise of a Warrant in accordance with this clause (b) is herein called a "Cashless Exercise". The Holder may use the Cashless Exercise option whether or not this Warrant is being exercised in full or in part.

          SECTION 2.4 Issuance of Warrant Shares. Subject to Section 2.5, upon the surrender of this Warrant and payment of the per share Exercise Price (or in accordance with Section 2.3(b)), as set forth in Section 2.3, the Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, issue or cause there to be issued and deliver or cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate in the notice provided pursuant to Section 2.3, a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of such Warrants or other securities or property to which it is entitled, registered or otherwise to the Person or Persons entitled to receive the same, together with cash as provided in Section 2.5 in respect of any fractional Warrant Shares otherwise issuable upon such exercise. Such certificate or certificates shall be deemed to have been issued and any Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the delivery of the notice provided pursuant to Section 2.3, the surrender of this Warrant and, subject to
Section  2.3(b),  payment  of  the  per  share  Exercise  Price.

          SECTION 2.5 Fractional Warrant Shares. The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If any fraction of a Warrant Share would, except for the provisions of this Section 2.5, be issuable on the exercise of this Warrant (or specified portion thereof), the Company shall pay an amount in cash equal to the Market Value for one Warrant Share on the Business Day immediately preceding the date the Warrant is exercised, multiplied by such fraction, computed to the nearest whole cent. For purposes of determining the Market Value, if in accordance with such term, an Independent Investment Banking Firm would be required to be hired to determine the Market Value and but for this Section 2.5, an Independent Investment Banking Firm is not otherwise required to be retained to determine Market Value at such time, then Market Value shall be determined in good faith by the Board.

          SECTION 2.6 Reservation of Warrant Shares. (a) The Company shall at all times on and following the Closing Date keep reserved out of its authorized shares of Common Stock a number of shares of Common Stock sufficient to provide for the exercise in full of all outstanding Warrants. The registrar for the Common Stock shall at all times on and following the Closing Date and until the Expiration Date, or the time at which all Warrants have been exercised or canceled, reserve such number of authorized shares as shall be required for such purpose. All Warrant Shares which may be issued upon exercise of this Warrant shall be duly and validly authorized, validly issued, fully paid, nonassessable, free of preemptive rights and free from all Encumbrances (as defined in the Stock Purchase Agreement).

          (b) Before taking any action which would cause an adjustment pursuant to Article 3 to reduce the Exercise Price below the then par value (if any) of the Common Stock, the Company shall take any and all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at the Exercise Price as so adjusted.

          SECTION 2.7 Compliance with Law. If any shares of Common Stock required to be reserved for purposes of exercise of Warrants would require, under any other federal or state law or applicable governing rule or regulation of any national securities exchange, registration with or approval of any governmental authority, or listing on any such national securities exchange before such shares may be issued upon exercise, the Company will cause such shares to be duly registered or approved by such governmental authority or listed on the relevant national securities exchange, at its expense.

          SECTION 2.8 Continued Validity. A Holder of Warrant Shares shall continue to be entitled with respect to such shares to all rights and subject to all obligations to which it would have been entitled or subject as Holder under
Section 4.5 and Article 8 of this Warrant. The Company will, at the time of each exercise of this Warrant, in whole or in part, upon the request of the Holder of the Warrant Shares issued upon such exercise hereof, acknowledge in writing in form reasonably satisfactory to such Holder, its continuing obligation to afford to such Holder all such rights; provided, however, that if such Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder all such rights.


                                   ARTICLE 3.

                              Adjustment Provisions

          SECTION 3.1 Changes in Common Stock. In the event that at any time or from time to time after the date hereof, the Company shall (i) pay a dividend or make a distribution on its Common Stock in shares of its Common Stock or other shares of capital stock, (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) increase or decrease the number of shares of Common Stock outstanding by reclassification of its Common Stock (in each case, other than a transaction to which Section 3.4 is applicable), then the number of shares of Common Stock purchasable upon exercise of this Warrant immediately after the happening of such event shall be adjusted so that, after giving effect to such adjustment, the Holder of this Warrant shall be entitled to receive the number of shares of Common Stock upon exercise that such Holder would have owned or have been entitled to receive had this Warrant been exercised immediately prior to the happening of the events described above (or, in the case of a dividend or distribution of Common Stock, immediately prior to the record date therefor), and the Exercise Price shall be adjusted in inverse proportion. An adjustment made pursuant to this Section 3.1 shall become effective immediately after the effective date, retroactive to the record date therefor in the case of a dividend or distribution in shares of Common Stock, and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

          SECTION 3.2 Cash Dividends and Other Distributions. In case at any time or from time to time after the date hereof, the Company shall distribute to all holders of Common Stock (i) any dividend or other distribution of cash, evidences of its indebtedness, shares of its capital stock or any other properties or securities or (ii) any options, warrants or other rights to subscribe for or purchase any of the foregoing (other than, in each case set forth in (i) and (ii), (x) any dividend or distribution described in Section 3.1 or, (y) any rights, options, warrants or securities described in Section 3.3), then (i) the number of shares of Common Stock purchasable upon the exercise of this Warrant shall be increased to a number determined by multiplying the number of shares of Common Stock purchasable upon the exercise of this Warrant immediately prior to the record date for any such dividend or distribution by a fraction, (A) the numerator of which shall be the Market Value per share of Common Stock on the record date for such distribution, and (B) the denominator of which shall be such Market Value per share of Common Stock less the sum of
(x) any cash distributed per share of Common Stock and (y) the fair value (the "Fair Value") (as determined in good faith by the Board, whose determination shall be evidenced by a board resolution, a certified copy of which will be sent to Holders) of the portion, if any, of the distribution applicable to one share of Common Stock consisting of evidences of indebtedness, shares of stock, securities, other property, warrants, options or subscription or purchase rights and (ii) the Exercise Price shall be adjusted to a number determined by dividing the Exercise Price immediately prior to such record date by the above fraction. Such adjustments shall be made whenever any distribution is made and shall become effective as of the date of distribution, retroactive to the record date for any such distribution; provided, however, that the Company is not required to make an adjustment pursuant to this Section 3.2 if at the time of such distribution the Company makes the same distribution to Holders of Warrants as it makes to holders of Common Stock pro rata based on the number of shares of Common Stock for which such Warrants are exercisable. No adjustment shall be made pursuant to this Section 3.2 which shall have the effect of decreasing the number of shares of Common Stock purchasable upon exercise of each Warrant or increasing the Exercise Price.

          SECTION 3.3 Rights Issue. In the event that at any time or from time to time after the date hereof, the Company shall issue, sell, distribute or otherwise grant any rights to subscribe for or to purchase, or any options or warrants for the purchase of, or any securities convertible or exchangeable into, Common Stock to all holders of Common Stock, entitling such holders to subscribe for or purchase shares of Common Stock or stock or securities convertible into Common Stock, whether or not immediately exercisable, convertible or exchangeable, as the case may be, and the subscription or purchase price per share of Common Stock or the price per share of Common Stock issuable upon exercise, conversion or exchange thereof is lower at the record date for such issuance than the then Market Value per share of Common Stock, the number of shares of Common Stock thereafter purchasable upon the exercise of this Warrant shall be determined by multiplying the number of shares of Common Stock purchasable upon the exercise of this Warrant prior to the record date by a fraction, (A) the numerator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options, warrants or securities plus the number of additional shares of Common Stock offered for subscription or purchase or into or for which such securities are convertible or exchangeable, and (B) the denominator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options, warrants or securities plus the total number of shares of Common Stock which could be purchased at the Market Value with the aggregate consideration received through the issuance of such rights, warrants, options, or convertible securities. In the event of any such adjustment, the Exercise Price shall be adjusted to a number determined by dividing the Exercise Price immediately prior to such date of issuance by the above fraction. Such adjustment shall be made whenever such rights, options or warrants are issued and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such rights, options, warrants or securities.

          If the Company at any time shall issue two or more securities as a unit and one or more of such securities shall be rights, options or warrants for or securities convertible or exchangeable into, Common Stock subject to this
Section 3.3, the consideration allocated to each such security shall be determined in good faith by a Board resolution, a certified copy of which shall be delivered to the Holder.

          SECTION 3.4 Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another Person (where the Company is not the surviving entity or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another Person and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring Person, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring Person ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then each Holder shall have the right thereafter to receive, upon exercise of such Warrant, the number of shares of common stock of the successor or acquiring Person or of the Company, if it is the surviving entity, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring Person (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board) in order to provide for adjustments of shares of the Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Article 3. For purposes of this Section 3.4 "common stock of the successor or acquiring Person" shall include stock of such Person of any class which is not preferred as to dividends or assets over any other class of stock of such Person and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 3.4 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or dispositions of assets.

          SECTION 3.5 Issuance of Additional Shares of Common Stock. If at any time the Company shall issue or sell any additional shares of Common Stock for gross consideration in an amount per additional share of Common Stock less than the Market Value, then (i) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issue or sale by a fraction (A) the numerator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale, and (B) the denominator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale, and (2) the number of shares of Common Stock which could be purchased at such Market Value with the aggregate consideration received from the issuance or sale of the additional shares of Common Stock and
(ii) the Exercise Price shall be adjusted to equal (A) the Exercise Price immediately prior to such issue or sale multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issue or sale divided by (B) the number of shares for which this Warrant is exercisable immediately after such adjustment. For the purposes of this Section 3.5, the date as of which the Market Value per share of Common Stock shall be computed shall be the earlier of (a) the date on which the Company shall enter into a firm contract for the issuance of such additional shares of Common Stock or (b) the date of actual issuance of such additional shares of Common Stock.

          SECTION 3.6 Other Events. If any event occurs as to which the foregoing provisions of this Article 3 are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Board, fairly and adequately protect the purchase rights of the Warrants in accordance with the essential intent and principles of such provisions, then the Board shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of the Board, to protect such purchase rights as aforesaid.

          SECTION 3.7 Superseding Adjustment. Upon the expiration of any rights, options, warrants or conversion or exchange privileges which resulted in the adjustments pursuant to this Article 3, if any thereof shall not have been exercised, the number of Warrant Shares purchasable upon the exercise of each Warrant shall be readjusted as if (A) the only shares of Common Stock issuable upon exercise of such rights, options, warrants, conversion or exchange privileges were the shares of Common Stock, if any, actually issued upon the exercise of such rights, options, warrants or conversion or exchange privileges and (B) shares of Common Stock actually issued, if any, were issuable for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion or exchange privileges whether or not exercised and the Exercise Price shall be readjusted inversely; provided, however, that no such readjustment shall (except by reason of an intervening adjustment under Section 3.1 or, if applicable,
Section 3.6) have the effect of decreasing the number of Warrant Shares purchasable upon the exercise of each Warrant or increasing the Exercise Price by an amount in excess of the amount of the adjustments to the number of Warrant Shares purchasable and the Exercise Price initially made in respect of the issuance, sale or grant of such rights, options, warrants or conversion or exchange privileges.

          SECTION 3.8 Minimum Adjustment. The adjustments required by the preceding Sections of this Article 3 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that no adjustment of the Exercise Price or the number of shares of Common Stock purchasable upon exercise of the Warrants that would otherwise be required shall be made (except in the case of a subdivision or combination of shares of Common Stock, as provided for in Section 3.1) unless and until such adjust-ment either by itself or with other adjustments not previously made increases or decreases by at least 1% the Exercise Price or the number of shares of Common Stock purchasable upon exercise of the Warrants immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Article 3 and not previously made, would result in a minimum adjustment. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence. In computing adjustments under this Article 3, fractional interests in Common Stock shall be taken into account to the nearest one-hundredth of a share.

          SECTION 3.9 Other Provisions Regarding Adjustments. In the event that at any time, as a result of an adjustment made pursuant to Section 3.1 hereof, the holder of this Warrant shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, thereafter the number of such other shares of capital stock so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Article 3 and the provisions contained elsewhere herein with respect to Common Stock shall apply on like terms to any such other shares.

          SECTION 3.10 Challenge to Good Faith. Whenever the Board shall be required to make a determination in good faith of the Fair Value of any item under this Article 3, such determination may be challenged in good faith by the Majority Holders, and any dispute shall be resolved by an Independent Investment Banking Firm selected by the Company and reasonably acceptable to such Majority Holders. The expenses of any challenge made by the Majority Holders hereunder shall be borne by the Company; provided that if the Investment Banking Firm determines that the Fair Value as determined by the Board is reasonable, then the expenses of any challenge shall be borne by the Majority Holders.

          SECTION 3.11 Notice of Adjustment. Whenever the Exercise Price or the number of shares of Common Stock and other property, if any, purchasable upon exercise of Warrants is adjusted, as herein provided, the Company shall deliver to the Holders a certificate of a firm of independent accountants (who may be the regular accountants employed by the Company) or the Chief Financial Officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board determined the fair market value of any evidences of indebtedness, other securities or property or warrants or other subscription or purchase rights), and specifying the Exercise Price and the number of shares of Common Stock purchasable upon exercise of Warrants after giving effect to such adjustment.

          SECTION 3.12 Notice of Certain Transactions. In the event that the Company shall resolve or agree (a) to pay any dividend payable in securities of any class to the holders of its Common Stock or to make any other distribution to the holders of its Common Stock, (b) to offer the holders of its Common Stock rights to subscribe for or to purchase any securities convertible into shares of Common Stock or shares of Common Stock or shares of stock of any class or any other securities, rights or options, or (c) to effect any reclassification of its Common Stock, capital reorganization, merger, consolidation or disposition of assets, the Company shall within 5 days send to the Holders, a notice of such proposed action or offer, such notice to be mailed to the Holders, which shall specify the record date for the purposes of such dividend, distribution or rights, or the date such issuance or event is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, and shall briefly indicate the effect of such action on the Common Stock and on the number and kind of any other shares of stock and on other property, if any, and the number of shares of Common Stock and other property, if any, purchasable upon exercise of each Warrant and the Exercise Price after giving effect to any adjustment which will be required as a result of such action. Such notice shall be given by the Company as promptly as possible.


                                   ARTICLE 4.

                       Transfer, Division and Combination

          SECTION 4.1 Transfer. Subject to compliance with Section 4.5, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in
Section  2.3  or  the  office  or  agency  designated by the Company pursuant to
Article 6, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall, subject to Section 4.5, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned in compliance with
Section 4.5, may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Warrant issued. If requested by the Company, a new Holder shall acknowledge in writing, in form reasonably satisfactory to the Company, such Holder's continuing obligations under Section 4.5 and Article 8.

          SECTION 4.2 Division and Combination. Subject to Section 4.5, this Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with Section
4.1 and with Section 4.5, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

          SECTION 4.3 Expenses. The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Article 4.

          SECTION 4.4 Maintenance of Books. The Company agrees to maintain, at its aforesaid office or agency, books for the registration or transfer of the Warrants.

          SECTION 4.5 Restriction on. (a) This Warrant and the Warrant Shares issuable upon exercise hereof are subject in all respects to the terms and conditions of the Stockholders Agreement. No transfer, sale, assignment, hypothecation or other disposition of this Warrant or the Warrant Shares issuable upon exercise hereof may be made except in accordance with the provisions of the Stockholders Agreement (it being understood that any transfer of Common Stock permitted under the provisions of the Stockholders Agreement shall be a permitted transfer with respect to this Warrant and the Warrant Shares). The Holder, by acceptance of this Warrant, agrees to be bound by the applicable provisions of the Stockholders Agreement and all applicable benefits of the Stockholders Agreement shall inure to such Holder.

          (b) (i) Except as otherwise provided in this Section 4.5, each certificate for Warrant Shares initially issued upon the exercise of this Warrant, and each certificate for Warrant Shares issued to any transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT OR LAWS OR THE RULES AND REGULATIONS THEREUNDER."

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDERS AGREEMENT (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY). NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH STOCKHOLDERS AGREEMENT. THE HOLDER OF THESE SECURITIES AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH STOCKHOLDERS AGREEMENT."

          (ii) Except as otherwise provided in this Section 4.5, each Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT OR LAWS, THE RULES AND REGULATIONS THEREUNDER OR THE PROVISIONS OF THIS WARRANT."

          "THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF ARE SUBJECT TO A STOCKHOLDERS AGREEMENT (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY). NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THIS WARRANT OR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH STOCKHOLDERS AGREEMENT. THE HOLDER OF THIS WARRANT AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH STOCKHOLDERS AGREEMENT."

          (c) Notwithstanding the provisions of Section 4.5(b), (i) the Company shall deliver Warrants or certificates for Warrant Shares without the first paragraph of the legend set forth in any such clause if the securities referred to in such clause shall have been registered under the Securities Act or if such legend is otherwise not required under the Securities Act, and if such legend has been set forth on any previously delivered certificates, such legend shall be removed from any certificates at the request of the Holder if the securities referred to in such clause have been registered under the Securities Act, or if such legend is not otherwise required under the Securities Act, and (ii) the Company shall deliver Warrants or certificates for Warrant Shares without the second paragraph of the legend set forth in such clause if such legend is no longer required pursuant to the terms of the Stockholders Agreement.


                                   ARTICLE 5.

                               Loss or Mutilation

          Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to it (it being understood that the written agreement of the Purchaser shall be sufficient indemnity) and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder (without expense to the Holder); provided, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

                                   ARTICLE 6.

                              Office of the Company

     As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant.

                                   ARTICLE 7.

                             Limitation of Liability

          No provision hereof, in the absence of affirmative action by the Holder hereof to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.


                                   ARTICLE 8.

                                  Miscellaneous

          SECTION 8.1 Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder hereof shall operate as a waiver of such right or otherwise prejudice such Holder's rights, powers or remedies. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Warrant, the Company shall pay to the Holder hereof such amounts as shall be sufficient to cover any reasonable costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by such Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

          SECTION 8.2 Financial Information. The Company will file on or before the required date (including any permitted extensions) all required regular or periodic reports (pursuant to the Exchange Act) with the Commission and the Company will deliver to each Holder of a Warrant or Warrant Shares promptly upon their becoming available one copy of each report, notice or proxy statement sent by the Company to its stockholders generally.

          SECTION 8.3 Unexercised Warrants. Except as otherwise specifically required herein, holders of unexercised Warrants are not entitled (i) to receive dividends or other distributions, (ii) to receive notice of or vote at any meeting of the stockholders, (iii) to consent to any action of the stockholders,
(iv) to receive notice of any other proceedings of the Company or (v) to exercise any other rights as stockholders of the Company.

          SECTION 8.4 Amendment. This Warrant and all other Warrants may be amended with the written consent of the Company and the Majority Holders; provided, however, that no such Warrant may be amended to reduce the number of shares of Common Stock for which such Warrant is exercisable or to increase the Exercise Price (before giving effect to any adjustment as provided therein) without the prior written consent of the Holder thereof. In determining whether the Holders of the required number of Warrants have concurred in any direction, waiver or consent, Warrants owned by the Company or any Subsidiary of the Company shall be disregarded and deemed not to be outstanding. Also, subject to the foregoing, only Warrants outstanding at the time shall be considered in any such determination.

          SECTION 8.5 Notices. Any notice or communication shall be in writing and delivered in person or mailed by first-class mail to the addresses set forth in the Stock Purchase Agreement with respect to the Company and the Holder on the date hereof and if to any subsequent Holder, at its last known address appearing on the books of the Company maintained for such purposes.

          The Company and any Holder by notice to the other may designate additional or different addresses for subsequent notices or communications.

          SECTION 8.6 Remedies. The Company and the Holder hereof each stipulates that the remedies at law of each party hereto in the event of any default or threatened default by the other party in the performance or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

          SECTION 8.7 Governing Law. The laws of the State of New York shall govern this Warrant.

          SECTION 8.8 Successors. Subject to Section 4.5 hereof, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Company and the Holder hereof, and shall be enforceable by any such successors and assigns.

          SECTION 8.9 Counterparts. This Warrant Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

          SECTION 8.10 Table of Contents. The table of contents and headings of the Articles and Sections of this Warrant Agreement have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

          SECTION 8.11 Severability. The provisions of this Warrant are severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Warrant in any jurisdiction.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and its corporate seal to be impressed hereon and attested by its Secretary or an Assistant Secretary.

                              CLUBCORP,  INC.


                              By:
                              Name:
                              Title:


Attest:


___________________________________
Name:
Title: